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                                                                   Exhibit 10.5



                            Z-TEL TECHNOLOGIES, INC.
                           INDEMNIFICATION AGREEMENT

                            ------------------------


         THIS AGREEMENT is made and entered into as of the 1st day of January, 2001, by and between Z-TEL TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and ___________ ("Indemnitee").


                              W I T N E S S E T H:
                              - - - - - - - - - -


         WHEREAS, Indemnitee is a director or an executive officer of the Company and provides valuable services in such capacity or capacities for the Company;

         WHEREAS, the Company's Amended and Restated Certificate of Incorporation, as amended (the "Certificate"), and Amended and Restated Bylaws (the "Bylaws") provide for the indemnification of the directors and executive officers by the Company to the maximum extent authorized by the Delaware General Corporation Law, as amended (the "Law");

         WHEREAS, the Certificate, the Bylaws and the Law, by their nonexclusive nature, permit agreements between the Company and its directors and executive officers with respect to indemnification of such directors and executive officers;

         WHEREAS, as a result of recent developments affecting the terms, scope, and availability of directors' and officers' liability insurance, there exists general uncertainty as to the extent of protection which may be afforded the Company's directors and executive officers by such insurance; and

         WHEREAS, in order to induce Indemnitee to serve or continue to serve as a director or an executive officer of the Company, the Company has determined and agreed to enter into this Agreement with Indemnitee.

         NOW, THEREFORE, in consideration of Indemnitee's service or continued service as a director or an executive officer after the date hereof, the parties hereto agree as follows:

         1. INDEMNIFICATION. The Company hereby agrees to hold harmless and indemnify Indemnitee to the fullest extent permitted or required by the provisions of the Law as it is presently constituted and as it may be amended from time to time; provided, however, that in the case of any amendment to the Law, the Company's obligations to hold harmless and indemnify Indemnitee shall be changed only to the extent that such amendment to the Law permits or requires the Company to provide broader indemnification rights than prior to such amendment.

         2. ADDITIONAL INDEMNITY. Subject only to the exclusions set forth in Section 3 hereof, the Company hereby further agrees to hold harmless and indemnify Indemnitee:

                  (a) Against any and all expenses (including attorneys' fees), costs, judgments, fines (which term, whenever used in this Agreement, includes, without limitation, excise taxes), and amounts paid by Indemnitee in connection with the defense or settlement of any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or




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investigative (including an action by or in the right of the Company) to which
Indemnitee is, was, or at any time becomes a party, witness or deponent or is threatened to be made a party, witness or deponent by reason of the fact that Indemnitee is, was, or at any time becomes a director, officer, employee, or agent of the Company, or is or was serving or at any time serves at the request of the Company as a director, officer, employee, trustee or agent of another corporation, partnership, limited liability company, joint venture, trust, benefit plan or other enterprise; and

                  (b) Otherwise to the fullest extent as may be provided to Indemnitee by the Company under the non-exclusive provisions of the Law.

         3.       LIMITATIONS ON ADDITIONAL INDEMNITY. No indemnity pursuant to
Section 2 hereof shall be paid by the Company:

                  (a) If a judgment or other final adjudication establishes that Indemnitee's actions, or omissions to act, were material to the cause of the action so adjudicated and constitute: (i) a violation of the criminal law, unless Indemnitee had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; (ii) a transaction from which Indemnitee derived an improper personal benefit; (iii) in the case of Indemnitee being a director, a circumstance under which the liability provisions of the Law are applicable; or (iv) willful misconduct or a conscious disregard for the best interests of the Company in a proceeding by or in the right of the Company or in a proceeding by or in the right of a shareholder of the Company; or

                  (b) If a final decision by a court having jurisdiction in the matter shall determine that such indemnification is not lawful.

                  Notwithstanding the foregoing, Indemnitee shall be entitled to the fullest indemnification under this Agreement if he is successful on the merits (including, without limitation, dismissal with or without prejudice) in any matter for which indemnification is not prohibited by the Law.

         4. CONTRIBUTION. If the indemnification provided in Section 1 or 2 hereof is unavailable and may not be paid to Indemnitee for any reason other than those set forth in paragraph (a) of Section 3 hereof, then in respect of any threatened, pending, or completed action, suit, or proceeding in which the Company is jointly liable with Indemnitee (or would be if joined in such action, suit, or proceeding), the Company shall contribute to the amount of expenses (including attorneys' fees), judgments, fines, and amounts paid or payable by Indemnitee in such proportion as is appropriate to reflect (a) the relative benefits received by the Company on the one hand and Indemnitee on the other hand from the transaction from which such action, suit, or proceeding arose, and (b) the relative fault of the Company on the one hand and of Indemnitee on the other hand in connection with the events which resulted in such expenses, judgments, fines, or settlement amounts, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the Indemnitee on the other hand shall be determined by reference to, among other things, the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent the circumstances resulting in such expenses, judgments, fines, or settlement amounts.

         5. CONTINUATION OF OBLIGATIONS. All agreements and obligations of the Company




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contained herein shall continue during the period Indemnitee is a director, officer, employee, or agent of the Company (or is or was serving at the request of the Company as a director, officer, employee, or agent of another corporation, partnership, limited liability company, joint venture, trust, or other enterprise) and shall continue thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, or investigative, by reason of the fact that Indemnitee was a director or an executive officer of the Company or serving in any other capacity referred to herein and shall inure to the benefit of the heirs, executors, and administrators of Indemnitee.

         6. NOTIFICATION AND DEFENSE OF CLAIM. Promptly after receipt by Indemnitee of notice of the commencement of any action, suit, or proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof. The failure of Indemnitee to notify the Company shall have no effect on the obligations of the Company hereunder. With respect to any such action, suit, or proceeding:

                  (a) The Company will be entitled to participate therein at its own expense.

                  (b) Except as otherwise provided below, to the extent that it may wish, the Company shall be entitled to assume the defense thereof, with counsel satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense thereof except as otherwise provided below. Indemnitee shall have the right to employ his counsel in such action, suit, or proceeding, but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, or (iii) the Company shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of such counsel of Indemnitee shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any action, suit, or proceeding brought by or on behalf of the Company.

                  (c) The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any action or claim effected without the Company's written consent. The Company shall not settle any action or claim in any manner which would constitute an admission by Indemnitee as to any matter or impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its or his consent to any proposed settlement.

         7.       ADVANCEMENT AND REPAYMENT OF EXPENSES.

                  (a) In the event that Indemnitee employs his own counsel pursuant to Section 6(b)(i), (ii), or (iii) above, the Company shall advance to Indemnitee, prior to any final disposition of any threatened or pending action, suit, or proceeding, whether civil, criminal, administrative, or investigative, any and all expenses (including legal fees and expenses) incurred in investigating or defending any such action, suit, or proceeding within ten (10) days after receiving copies of invoices presented to Indemnitee for such expenses.



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                  (b)      Indemnitee agrees and undertakes that Indemnitee
will reimburse the Company for all expenses paid by the Company to Indemnitee pursuant to Section 7(a) hereof in the event and only to the extent that it shall be finally determined by a court of competent jurisdiction that Indemnitee is not entitled, under the provisions of the Law, the Certificate, the Bylaws, this Agreement, or otherwise, to be indemnified by the Company for such expenses.

         8.       ENFORCEMENT.

                  (a) The Company expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on the Company hereby in order to induce Indemnitee to serve or to continue to serve as a director or an executive officer of the Company, and acknowledges that Indemnitee is relying upon this Agreement in serving or continuing to serve in such capacity.

                  (b) In the event Indemnitee is required to bring any action to enforce rights or to collect monies due under this Agreement and is successful in such action, the Company shall reimburse Indemnitee for all of Indemnitee's fees and expenses in bringing and pursuing such action.

         9. NON-EXCLUSIVITY. The indemnification provided by this Agreement shall not be deemed exclusive of any rights to which Indemnitee may be entitled under the Law, the Certificate, the Bylaws, any agreement, any vote of shareholders or disinterested directors, or otherwise, both as to action in Indemnitee's official capacity, and as to action in another capacity while holding such office. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though she may have ceased to serve in such capacity at the time of any action, suit, or other covered proceeding.

         10. LIABILITY INSURANCE. The Company shall maintain an insurance policy or policies providing directors' and officers' liability insurance and Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any director or executive officer of the Company.

         11. SEVERABILITY. The provisions of this Agreement shall be regarded as divisible, and if any of said provisions or any part hereof is declared invalid or unenforceable by a court of competent jurisdiction, the validity and enforceability of the remainder of such provisions or parts hereof and the applicability thereof shall not be affected thereby.

         12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without reference to conflict or choice of law principles thereunder.

         13. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of Indemnitee and the Company, and their respective successors, assigns and personal or legal representatives.

         14. AMENDMENT. This Agreement may not be amended or modified at any time except by written instrument executed by the Company and Indemnitee.



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         15.      NOTICES. Notices given pursuant to this Agreement shall be in writing, and except as otherwise provided in this Agreement, shall be deemed given when actually received by Indemnitee or actually received by the Company's President or any officer of the Company. If sent by mail, such notices shall be mailed by United States registered or certified mail, return receipt requested, postage prepaid, if to the Company, to Z-Tel Technologies, Inc., Attention: General Counsel, 601 South Harbour Island Boulevard, Suite
220, Tampa, Florida 33602, or if to Indemnitee, at the address set forth below Indemnitee's signature of this Agreement, or to such other address as the party to be notified shall have theretofore given to the other party in writing.

         16. CERTAIN RULES OF CONSTRUCTION. No party shall be considered as being responsible for the drafting of this Agreement for the purpose of applying any rule construing ambiguities against the drafter or otherwise. No draft of this Agreement shall be taken into account in construing this Agreement.

         17. NO WAIVER. No waiver by either party at any time of any breach by the other party of, or compliance with, any condition or provision of this Agreement to be performed by the other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same time or any prior or subsequent time.

         18. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties, and supersedes any prior written or oral agreement of the parties, with respect to the subject matter hereof.


                              [SIGNATURE PAGE FOLLOWS]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          Z-TEL  TECHNOLOGIES,   INC.,  a
                                          Delaware corporation

                                          By:
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                                                  D. Gregory Smith
                                                  President and Chief
                                                  Executive Officer





                                          INDEMNITEE:



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